UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2015

GLAUKOS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37463	33-0945406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26051 Merit Circle, Suite 103 Laguna Hills, California	95263
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 367-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On November 23, 2015, Glaukos Corporation (the “Company”) and Laguna Cabot Road Business Park, LP entered into an amendment (the “Amendment”) to the Standard Business Park Lease — Multi-Tenant, dated October 1, 2005, as amended (the “Lease”), relating to the lease of the Company’s headquarters in Laguna Hills, California. The Amendment, which is effective as of November 23, 2015, provides for an extension of the term of the Lease through September 30, 2016. All material terms of the Lease will otherwise remain the same through the extended term.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLAUKOS CORPORATION

By:	/s/ Richard L. Harrison
Name: Richard L. Harrison
Title: Chief Financial Officer

Date: November 24, 2015